                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-11(c) or Rule 14a-12

                             The Enstar Group, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

    ----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

(ENSTAR LOGO)

                                 April 22, 2002

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of The Enstar Group, Inc. to be held on Monday, June 3, 2002, at the Embassy Suites Hotel at 300 Tallapoosa Street, Montgomery, Alabama 36104. The meeting will begin promptly at 10:00 a.m., local time, and we hope you will be able to attend. The Notice of Annual Meeting of Shareholders outlines the business to be conducted at the meeting.

     It is important that your shares be voted whether or not you plan to be present at the meeting. You should specify your choices by marking the appropriate boxes on the proxy, and date, sign and return your proxy in the enclosed envelope as promptly as possible. If you date, sign and return your proxy without specifying your choices, your shares will be voted in accordance with the recommendation of the Board of Directors.

     I am looking forward to seeing you at the meeting.

                                           Sincerely,

                                           /s/ Nimrod T. Frazer

                                           NIMROD T. FRAZER
                                           Chairman of the Board
                                           and Chief Executive Officer

(ENSTAR LETTERHEAD ADDRESS)

                             THE ENSTAR GROUP, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 3, 2002

To the Shareholders of The Enstar Group, Inc.:

     The Annual Meeting of Shareholders of The Enstar Group, Inc. (the "Company") will be held on Monday, June 3, 2002, at 10:00 a.m., local time, at the Embassy Suites Hotel at 300 Tallapoosa Street, Montgomery, Alabama 36104, for the following purposes:

          (i) to elect two (2) directors to three-year terms expiring at the annual meeting of shareholders in 2005 or until their successors are duly elected and qualified;

          (ii) to ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company to serve for 2002; and

          (iii) to transact such other business as may properly come before the Annual Meeting of Shareholders or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 3, 2002 as the record date (the "Record Date") for determination of shareholders entitled to receive notice of, and to vote at, the Annual Meeting of Shareholders and any adjournment thereof. A list of shareholders as of the Record Date will be open for examination during the Annual Meeting of Shareholders.

     Your attention is directed to the Proxy Statement submitted with this Notice. This Notice is being given at the direction of the Board of Directors.

                                          By Order of the Board of Directors

                                          /s/ Cheryl D. Davis
                                          CHERYL D. DAVIS
                                          Chief Financial Officer,
                                          Vice-President of Corporate Taxes and
                                          Secretary

Montgomery, Alabama
April 22, 2002

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.

                             THE ENSTAR GROUP, INC.
                               401 MADISON AVENUE
                           MONTGOMERY, ALABAMA 36104

                             ---------------------

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 3, 2002

                             ---------------------

                                  INTRODUCTION

GENERAL

     This Proxy Statement is being furnished to the shareholders of The Enstar Group, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board") for use at the Annual Meeting of Shareholders to be held on Monday, June 3, 2002 (the "Annual Meeting"), at the Embassy Suites Hotel at 300 Tallapoosa Street, Montgomery, Alabama 36104, 10:00 a.m., local time, and at any adjournment thereof.

RECORD DATE

     The Board has fixed April 3, 2002 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. Only holders of common stock, par value $.01 per share, of the Company ("Common Stock") as of the Record Date are entitled to vote at the Annual Meeting or any adjournment thereof. On the Record Date, the Company had issued and outstanding 5,465,753 shares of Common Stock. Each share of Common Stock is entitled to one vote at the Annual Meeting. No cumulative voting rights are authorized, and appraisal rights for dissenting shareholders are not applicable to the matters being proposed. It is anticipated that this Proxy Statement will be first mailed to shareholders of the Company on or about April 25, 2002.

VOTING AND PROXIES

     When the enclosed form of proxy is properly executed and returned, the shares it represents will be voted as directed at the Annual Meeting and any adjournment thereof or, if no direction is indicated, such shares will be voted in favor of the proposals set forth in the notice attached hereto. Any shareholder giving a proxy has the power to revoke it at any time before it is voted. All proxies delivered pursuant to the solicitation are revocable at any time at the option of the persons executing them by giving written notice to the Secretary of the Company, by delivering a later-dated proxy or by voting in person at the Annual Meeting. If Common Stock owned by a shareholder is registered in the name of more than one person, each such person should sign the enclosed proxy. If the proxy is signed by an attorney, executor, administrator, trustee, guardian or by any other person in a representative capacity, the full title of the person signing the proxy should be given and a certificate should be furnished showing evidence of appointment. Any beneficial owner of shares of Common Stock as of the Record Date who intends to vote such shares in person at the Annual Meeting must obtain a legal proxy from the record owner and present such proxy at the Annual Meeting in order to vote such shares. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of elections appointed for the meeting who will also determine whether a quorum is present for the transaction of business.

     The presence in person or by proxy of holders of a majority of the shares of Common Stock outstanding on the Record Date will constitute a quorum for the transaction of business at the Annual Meeting or any adjournment thereof. The affirmative vote of a plurality of the shares of Common Stock present in person or by proxy and entitled to vote is required to elect directors. The affirmative vote of the majority of the shares of Common Stock represented at the Annual Meeting and entitled to vote on the subject matter is required with respect to the ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors, and any other matter that may properly come before the Annual Meeting. At the Annual Meeting, votes cast for or against any matter may be cast in person or by proxy. Shares of Common Stock held by nominees for beneficial owners will be counted for purposes of determining whether a quorum is present if the nominee has the discretion to vote on at least one of the matters presented, even if the nominee may not exercise discretionary voting power with respect to other matters and voting instructions have not been received from the beneficial owner (a "broker non-vote"). Broker non-votes will not be counted as votes for or against matters presented for shareholder consideration. Abstentions with respect to a proposal are counted for purposes of establishing a quorum. If a quorum is present, abstentions have the effect of a negative vote against any proposal, except for the election of directors.

     As of the date of this Proxy Statement, management of the Company has no knowledge of any business other than that described herein which will be presented for consideration at the Annual Meeting. In the event any other business is properly presented at the Annual Meeting, it is intended that the persons named in the enclosed proxy will have authority to vote such proxy in accordance with their judgment on such business.

                             ELECTION OF DIRECTORS
                                    (ITEM 1)

BOARD OF DIRECTORS

     In accordance with the Bylaws of the Company, the Board currently consists of six members. The Company's Articles of Incorporation divide the Board into three classes. Directors for each class are elected at the annual meeting of shareholders held in the year in which the term for such class expires to serve a term of three years. Nominees for vacant or newly created director positions stand for election at the next annual meeting following the vacancy or creation of such director positions, to serve for the remainder of the term of the class in which their respective positions are apportioned. At the Annual Meeting, Nimrod T. Frazer and John J. Oros will stand for election to serve as directors for three-year terms expiring at the 2005 annual meeting of shareholders, or until their successors are duly elected and qualified. In accordance with the Bylaws of the Company, the mandatory retirement age for directors who are not employees of the Company is 70.

     The Board has no reason to believe that any of the nominees for the office of director will be unavailable for election as directors. However, if at the time of the Annual Meeting any nominee should be unable or decline to serve, the persons named in the proxy will vote as recommended by the Board either (i) to elect a substitute nominee recommended by the Board, (ii) to allow the vacancy created thereby to remain open until filled by the Board or (iii) to reduce the number of directors for the ensuing year. In no event, however, can a proxy be voted to elect more than two directors. The election of the nominees to the Board requires the affirmative vote of a plurality of the shares held by shareholders present and voting at the Annual Meeting in person or by proxy.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board recommends a vote FOR Nimrod T. Frazer and John J. Oros to hold office until the 2005 annual meeting of shareholders, or until their successors are duly elected and qualified.

NOMINEES FOR ELECTION -- TERMS EXPIRING 2005

     Nimrod T. Frazer was elected to the position of director in August of 1990. Mr. Frazer is Chairman of the Board and Chief Executive Officer. Mr. Frazer was named Chairman of the Board, Acting President and Chief Executive Officer on October 26, 1990 and served as President from May 26, 1992 to June 6, 2001. Mr. Frazer is 72 years old.

     John J. Oros was appointed to the position of director in March of 2000 and subsequently elected to the position of director by the Company's shareholders in May of 2000. Mr. Oros was named to the position of Executive Vice President in March of 2000. On June 6, 2001, Mr. Oros was named President and Chief

Operating Officer. Before joining the Company, Mr. Oros was an investment banker at Goldman, Sachs & Co. in the Financial Institutions Group. Mr. Oros joined Goldman, Sachs & Co. in 1980 and was made a General Partner in 1986. Mr. Oros is 55 years old.

CONTINUING DIRECTORS -- TERMS EXPIRING 2003

     T. Whit Armstrong was elected to the position of director in June of 1990. Mr. Armstrong has been President, Chief Executive Officer and Chairman of the Board of The Citizens Bank, Enterprise, Alabama, and its holding company, Enterprise Capital Corporation, Inc. in excess of five years. Mr. Armstrong is also a director of Alabama Power Company of Birmingham, Alabama. Mr. Armstrong is 54 years old.

     T. Wayne Davis was elected to the position of director in June of 1990. Mr. Davis was Chairman of the Board of General Parcel Service, Inc., a parcel delivery service, from January of 1989 to September of 1997 and has been Chairman of the Board of Transit Group, Inc. since September of 1997. He also is a director of Winn-Dixie Stores, Inc., MPS Group, Inc., Payformance Corporation, Inc. and Momentum Logistics, Inc. Mr. Davis is 55 years old.

CONTINUING DIRECTORS -- TERMS EXPIRING 2004

     J. Christopher Flowers was elected to the position of director in October of 1996. Mr. Flowers became a General Partner of Goldman, Sachs & Co. in 1988 and a Managing Director in 1996. He resigned from Goldman, Sachs & Co. as of November 27, 1998 in order to pursue his own business interests. Mr. Flowers was named Vice Chairman of the Board effective December 1, 1998. He is also a director of Shinsei Bank, Ltd., formerly Long-Term Credit Bank of Japan, Ltd. Mr. Flowers is 44 years old.

     Jeffrey S. Halis was elected to the position of director in April of 1997. Mr. Halis has been an indirect general partner of Tyndall Partners, L.P., New York, New York, since its formation in February of 1991. Tyndall Partners, L.P. is an investment partnership. Mr. Halis was formerly a director of KinderCare Learning Centers. Mr. Halis is 46 years old.

OPERATION OF THE BOARD OF DIRECTORS

     The Company has an Audit Committee of the Board which is composed of T. Whit Armstrong, Chairman, T. Wayne Davis and Jeffrey S. Halis. Each member of the Audit Committee is "independent" as defined in Rule 4200(a)(15) of the National Association of Securities Dealer's listing standards. The Audit Committee is responsible for, among other things, overseeing the Company's financial reporting and accounting practices and monitoring the adequacy of internal accounting, compliance and control systems. The Board has adopted a written charter for the Audit Committee (the "Audit Committee Charter"). The Audit Committee Charter was previously provided to the Company's shareholders as Annex A to the Proxy Statement for the Annual Meeting of Shareholders held on June 6, 2001.

     The Company has a Compensation Committee which is composed of T. Wayne Davis, Chairman, T. Whit Armstrong and Jeffrey S. Halis. The Compensation Committee is responsible for, among other things, reviewing, determining and establishing, upon the recommendation of the Chief Executive Officer (with the exception of the compensation of the Chief Executive Officer) salaries, bonuses and other compensation for the Company's executive officers and for administering certain of the Company's stock option plans.

     The Company does not have a nominating committee.

     During 2001, the Board held a total of 4 meetings, the Audit Committee held a total of 5 meetings and the Compensation Committee held a total of 2 meetings. All directors attended 75% or more of the aggregate number of meetings of the Board and all committees on which they served during 2001.

COMPENSATION OF DIRECTORS

     Directors who are not employees of the Company receive a quarterly retainer fee of $5,000 and per meeting fees as follows: (i) $2,500 for each Board meeting attended other than a telephone Board meeting;

(ii) $1,000 for each telephone Board meeting attended; (iii) $1,000 for each Committee meeting attended; and (iv) $1,500 for each Committee meeting attended by a Committee Chairperson. Such outside directors' fees are payable at the election of the director either in cash or in stock units under the Company's Deferred Compensation and Stock Plan for Non-Employee Directors (the "Deferred Plan"). If the director elects to receive stock units instead of cash, the stock units shall be payable only upon the director's termination. The number of shares to be distributed in connection with such termination would be equal to one share of Common Stock for each stock unit and cash would be paid for any fractional units. The distribution of stock units is also subject to acceleration upon certain events constituting a change in control of the Company. All current non-employee directors have elected to receive 100% of their compensation in stock units in lieu of cash payments for the retainer and meeting fees. As of December 31, 2001, a total of $464,000 in stock compensation had been deferred under this plan. In addition, directors are entitled to reimbursement for out-of-pocket expenses incurred in attending all meetings.

     During 2001, the Company adopted the 2001 Outside Directors' Stock Option Plan (the "2001 Outside Directors' Plan"). A total of 45,000 shares of Common Stock were reserved for issuance under the 2001 Outside Directors' Plan. Under the 2001 Outside Directors' Plan, the Company's three current outside (non-employee) directors, Messrs. Armstrong, Davis and Halis, were granted options in June 2001 for 15,000 shares of Common Stock with an exercise price of $18.90 per share. Options granted to each of the three outside directors under the plan vest in three equal installments of 5,000 shares in each of January 2002, January 2003 and January 2004; provided, however, that such shares will vest only so long as the recipient remains a director of the Company. The options granted under this plan must be exercised no later than January 2011, or 60 days after the director ceases to be a director of the Company other than by reason of death, mandatory retirement or disability.

     In November 2001, Nimrod T. Frazer and John J. Oros were each granted 100,000 options for shares of Common Stock under the Company's 1997 Amended Omnibus Incentive Plan (the "Incentive Plan"). Of these options, 50,000 granted to each of Messrs. Frazer and Oros have an exercise price of $19.25 per share and vest on various dates from the date of consummation of the Castlewood Holdings Transaction (defined below) through July 2004 and may not be exercised prior to September 2002. The remaining 50,000 options granted to each of Messrs. Frazer and Oros have an exercise price of $18.00 per share and vest on various dates from the date of consummation of the River Thames Transaction (defined below) through July 2004 and may not be exercised prior to June 2002. See "Certain Transactions", below.

                      COMMON STOCK OWNERSHIP BY MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of Common Stock as of April 3, 2002 by (i) each of the executive officers named below (the "Named Executive Officers"), (ii) each of the directors and the nominees for director of the Company and (iii) all directors and Named Executive Officers of the Company as a group.

                                                        SHARES OF COMMON STOCK   PERCENT OF
NAME OF BENEFICIAL OWNER                                BENEFICIALLY OWNED(1)     CLASS(2)
------------------------                                ----------------------   ----------
NAMED EXECUTIVE OFFICERS
Nimrod T. Frazer......................................           305,001(3)          5.6%
John J. Oros..........................................           275,000(4)          5.0%
Cheryl D. Davis.......................................                 3               *
Amy M. Dunaway........................................                87(5)            *
J. Christopher Flowers................................         1,224,489(6)         22.4%
DIRECTORS OF THE COMPANY
Nimrod T. Frazer......................................           305,001(3)          5.6%
T. Whit Armstrong.....................................            46,172(7)            *
T. Wayne Davis........................................           142,931(8)          2.6%

                                                        SHARES OF COMMON STOCK   PERCENT OF
NAME OF BENEFICIAL OWNER                                BENEFICIALLY OWNED(1)     CLASS(2)
------------------------                                ----------------------   ----------
J. Christopher Flowers................................         1,224,489(6)         22.4%
Jeffrey S. Halis......................................           316,765(9)          5.8%
John J. Oros..........................................           275,000(4)          5.0%
All Named Executive Officers and directors of the
  Company as a group (8 persons)......................         2,310,448            42.3%

---------------

 *  Less than 1%.

(1) Under the rules of the Securities and Exchange Commission (the "Commission"), a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. A person also is deemed to be a beneficial owner of any securities which that person has the right to acquire within sixty (60) days. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as of which he or she has no economic or pecuniary interest. Except as set forth in the footnotes below, the persons named above have sole voting and investment power with respect to all shares of Common Stock shown as being beneficially owned by them.

(2) Based on an aggregate of 5,465,753 shares of Common Stock issued and outstanding as of April 3, 2002.

(3) Includes 150,000 shares that are not currently outstanding, but that may be acquired within sixty (60) days upon the exercise of stock options granted under the 1997 Amended CEO Stock Option Plan (the "CEO Plan").

(4) Includes 200,000 shares owned indirectly by Mr. Oros through Brittany Ridge Investment Partners, L.P. and 75,000 shares that are not currently outstanding, but that may be acquired within sixty (60) days upon the exercise of stock options under the Incentive Plan.

(5) Includes 54 shares which Ms. Dunaway holds jointly and shares voting and investment power with her spouse.

(6) Includes 2,934 stock units granted under the Deferred Plan prior to Mr. Flowers becoming an officer of the Company. Also includes 25,000 shares that are not currently outstanding, but that may be acquired within sixty (60) days upon the exercise of stock options under the 1997 Amended Outside Directors' Stock Option Plan (the "1997 Outside Directors' Plan").

(7) Includes 11,000 stock units granted under the Deferred Plan. Also includes 30,000 shares that are not currently outstanding, but that may be acquired within sixty (60) days upon the exercise of stock options granted under the 1997 Outside Directors' Plan and the 2001 Outside Directors' Plan.

(8) Includes 116 shares held by Mr. Davis' child, 2,352 shares held by Mr. Davis' mother, 133 shares held by Mr. Davis' wife, 8,410 held in two trusts, 81,025 shares held in a private foundation for which Mr. Davis has voting and investment power but is not a beneficiary and 10,395 stock units granted under the Deferred Plan. Also includes 30,000 shares that are not currently outstanding, but that may be acquired within sixty (60) days upon the exercise of stock options under the 1997 Outside Directors' Plan and 2001 Outside Directors' Plan.

(9) Includes 9,905 stock units granted under the Deferred Plan, and 276,860 shares which Mr. Halis shares voting and investment power with his wife. Also includes 30,000 shares that are not currently outstanding, but that may be acquired within sixty (60) days upon the exercise of stock options under the 1997 Outside Directors' Plan and 2001 Outside Directors' Plan.

                             EMPLOYMENT AGREEMENTS

     The Compensation Committee approved severance agreements for Nimrod T. Frazer, Cheryl D. Davis and Amy M. Dunaway in March 1998 (the "Severance Agreements"). The Severance Agreements provide that Mr. Frazer, Ms. Davis and Ms. Dunaway will receive their base salary for a period of twelve months following a termination of employment, other than for "cause," as defined in the Severance Agreements, or a voluntary termination.

     The Compensation Committee also approved an employment agreement with John
J. Oros in March 2000 (the "Employment Agreement"). The Employment Agreement provides for an initial one year term and automatic renewal for successive one year terms thereafter, subject to earlier termination as provided in the Employment Agreement. The Employment Agreement provides an annual base salary to Mr. Oros of $50,000 and reimbursement of up to $50,000 annually for office related expenses incurred by Mr. Oros in connection with the performance of his duties with the Company. The Employment Agreement also provides that the Board may award to Mr. Oros such bonuses, and in such amounts, as the Board shall determine in its sole discretion. Effective as of March 2, 2001, the Compensation Committee and the Board approved an increase to Mr. Oros's annual base salary to $250,000.

                             PRINCIPAL SHAREHOLDERS

     The table below sets forth certain information as of April 3, 2002 concerning persons known to the Board to be a "beneficial owner," as such term is defined by the rules of the Commission, of more than 5% of the outstanding shares of the Common Stock.

                                                        SHARES OF COMMON STOCK   PERCENT OF
NAME AND ADDRESS                                        BENEFICIALLY OWNED(1)     CLASS(2)
----------------                                        ----------------------   ----------
J. Christopher Flowers................................        1,224,489(3)          22.4%
  399 Park Avenue
  27th Floor
  New York, New York 10022
Jeffrey S. Halis......................................          316,765(4)           5.8%
  153 E. 53rd Street
  55th Floor
  New York, New York 10022
Nimrod T. Frazer......................................          305,001(5)           5.6%
  401 Madison Avenue
  Montgomery, Alabama 36104
John J. Oros..........................................          275,000(6)           5.0%
  401 Madison Avenue
  Montgomery, Alabama 36104

---------------

(1) See Note (1) under "Common Stock Ownership by Management" elsewhere herein.

(2) Based on an aggregate of 5,465,753 shares of Common Stock issued and outstanding as of April 3, 2002.

(3) Includes 2,934 stock units granted under the Deferred Plan prior to Mr. Flowers becoming an officer of the Company. Also includes 25,000 shares that are not currently outstanding, but that may be acquired within sixty (60) days upon the exercise of stock options under the 1997 Outside Directors' Plan.

(4) Includes 9,905 stock units granted under the Deferred Plan, and 276,860 shares which Mr. Halis shares voting and investment power with his wife. Also includes 30,000 shares that are not currently outstanding, but that may be acquired within sixty (60) days upon the exercise of stock options under the 1997 Outside Directors' Plan and 2001 Outside Directors' Plan.

(5) Includes 150,000 shares that are not currently outstanding, but that may be acquired within sixty (60) days upon the exercise of stock options granted under the CEO Plan.

(6) Includes 200,000 shares owned indirectly by Mr. Oros through Brittany Ridge Investment Partners, L.P. and 75,000 shares that are not currently outstanding, but that may be acquired within sixty (60) days upon the exercise of stock options under the Incentive Plan.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table provides certain summary information concerning the compensation paid for the years ended December 31, 1999, 2000 and 2001, for the Company's Chief Executive Officer and each of the other Named Executive Officers (determined as of December 31, 2001).

                                                                               LONG-TERM
                                                                              COMPENSATION
                                                                                 AWARDS
                                                                              ------------
                                 ANNUAL COMPENSATION                           SECURITIES
                             ----------------------------    OTHER ANNUAL      UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR   SALARY($)    BONUS($)   COMPENSATION($)     OPTIONS#     COMPENSATION($)
---------------------------  ----   ---------    --------   ---------------   ------------   ---------------
Nimrod T. Frazer..........   2001    250,000         --            --           100,000            2,354(1)
  Chairman of the Board      2000    250,000         --            --                --            2,347(1)
  and Chief Executive
     Officer                 1999    250,000         --            --                --            2,785(1)
John J. Oros..............   2001    211,538         --            --           100,000            5,754(3)
  President and Chief        2000     40,385(2)      --            --           100,000            4,695(3)
  Operating Officer
Cheryl D. Davis...........   2001    153,285         --            --                --            6,850(4)
  Chief Financial Officer,   2000    144,791         --            --                --            6,498(4)
  Vice-President of          1999    134,380         --            --                --            6,767(4)
  Corporate Taxes and
  Secretary
Amy M. Dunaway............   2001     89,991         --            --                --            6,400(4)
  Treasurer and Controller   2000     85,513         --            --                --            6,231(4)
                             1999     80,327         --            --                --            6,684(4)
J. Christopher Flowers....   2001     50,000         --            --                --            5,910(5)
  Vice Chairman of the       2000     50,000         --            --                --            2,177(5)
  Board                      1999     50,000         --            --                --            6,406(5)

---------------

(1) Amount shown represents premiums paid by the Company for health and dental insurance for Mr. Frazer.

(2) This amount represents the compensation Mr. Oros received between March 2, 2000, the effective date of his employment with the Company, and December 31, 2000.

(3) Amount shown represents premiums paid by the Company for health and dental insurance for Mr. Oros.

(4) Amounts shown for Ms. Davis and Ms. Dunaway are for premiums paid by the Company for term life insurance and health and dental insurance.

(5) Amount shown represents premiums paid by the Company for health and dental insurance for Mr. Flowers.

                               EXECUTIVE OFFICERS

     Certain information concerning the executive officers of the Company is set forth below:

NAME                           AGE             POSITION              EXECUTIVE OFFICER SINCE
----                           ---   -----------------------------   -----------------------
Nimrod T. Frazer.............  72    Director, Chairman of the                1990
                                     Board and Chief Executive
                                     Officer
John J Oros..................  55    Director, President and Chief            2000
                                     Operating Officer
J. Christopher Flowers.......  44    Director and Vice Chairman of            1998
                                     the Board
Cheryl D. Davis..............  42    Chief Financial Officer, Vice            1991
                                     President of Corporate Taxes
                                     and Secretary
Amy M. Dunaway...............  45    Treasurer and Controller                 1991

     Mr. Frazer is Chairman of the Board and Chief Executive Officer. Mr. Frazer was named Chairman of the Board, Acting President and Chief Executive Officer on October 26, 1990 and served as President from May 26, 1992 to June 6, 2001.

     Mr. Oros was named Executive Vice President in March of 2000, and President and Chief Operating Officer on June 6, 2001. Before joining the Company, Mr. Oros was an investment banker at Goldman, Sachs & Co. in the Financial Institutions Group. Mr. Oros joined Goldman, Sachs & Co. in 1980, and was made a General Partner in 1986.

     Mr. Flowers was named Vice Chairman of the Board effective December 1, 1998. Mr. Flowers became a General Partner of Goldman, Sachs & Co. in 1988 and a Managing Director in 1996. He resigned from Goldman, Sachs & Co. as of November 27, 1998 in order to pursue his own business interests. Mr. Flowers is also a director of Shinsei Bank, Ltd., formerly Long-Term Credit Bank of Japan, Ltd.

     Ms. Davis was named Chief Financial Officer and Secretary in April of 1991 and Vice President of Corporate Taxes in 1989. Ms. Davis has been employed with the Company since April of 1988.

     Ms. Dunaway was named Treasurer and Controller in April of 1991. Ms. Dunaway has been employed with the Company since September of 1990.

                              STOCK OPTION GRANTS

     The following table sets forth information with respect to options granted to the Company's Chief Executive Officer and each of the other Named Executive Officers during 2001.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                            INDIVIDUAL GRANTS
                        ----------------------------------------------------------    POTENTIAL REALIZABLE
                           NUMBER OF      PERCENT OF                                 VALUE AT ASSUMED ANNUAL
                          SECURITIES        TOTAL                                     RATES OF STOCK PRICE
                          UNDERLYING       OPTIONS                                   APPRECIATION FOR OPTION
                             TOTAL        GRANTED TO      EXERCISE                            TERM
                        OPTIONS GRANTED   EMPLOYEES        PRICE        EXPIRATION   -----------------------
NAME                        IN 2001        IN 2001       PER SHARE         DATE         5%           10%
----                    ---------------   ----------   --------------   ----------   ---------   -----------
Nimrod T. Frazer......      50,000            25%          $18.00        6/26/11     $566,005    $1,434,368
                            50,000            25%          $19.25        9/27/11     $605,311    $1,533,977
John J. Oros..........      50,000            25%          $18.00        6/26/11     $566,005    $1,434,368
                            50,000            25%          $19.25        9/27/11     $605,311    $1,533,977

                             STOCK OPTION EXERCISES

     None of the Named Executive Officers exercised any stock options during 2001. The table below shows the number of shares of Common Stock covered by both exercisable and unexercisable stock options held by the Named Executive Officers as of December 31, 2001. The table also reflects the values for in-the-money options based on the positive spread between the exercise price of such options and the last reported sale price of the Common Stock on December 31, 2001, the last trading date in 2001 for the Common Stock.

                          AGGREGATED OPTION EXERCISES
                       IN 2001 AND YEAR-END OPTION VALUES

                                          NUMBER OF SECURITIES
                                         UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                               OPTIONS AT              IN-THE-MONEY OPTIONS AT
                                            DECEMBER 31, 2001             DECEMBER 31, 2001
                                       ---------------------------   ---------------------------
NAME                                   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                   -----------   -------------   -----------   -------------
Nimrod T. Frazer.....................    150,000        100,000      $1,995,000     $  517,500
John J. Oros.........................     50,000        150,000      $  552,500     $1,070,000
J. Christopher Flowers...............     25,000              0      $  324,688     $        0
Cheryl D. Davis......................         --             --              --             --
Amy M. Dunaway.......................         --             --              --             --

                        REPORT OF COMPENSATION COMMITTEE

     The Compensation Committee of the Board (the "Compensation Committee") was created in 1996 and currently consists of Messrs. Davis, Armstrong and Halis. The Compensation Committee is responsible for (i) establishing the compensation of the Company's Named Executive Officers upon the recommendation of the Chief Executive Officer (with the exception of the compensation of the Chief Executive Officer) and (ii) considering the issuance of stock options for executive officers and directors. Mr. Frazer, the Company's Chief Executive Officer, is responsible for recommending to the Compensation Committee the compensation for the other executive officers of the Company. The Compensation Committee has reviewed the applicability of Section 162(m) of the Internal Revenue Code of 1986. Section 162(m) may in certain circumstances deny a federal income tax deduction for compensation to an executive officer in excess of $1 million per year. It is not anticipated that compensation to any executive officer of the Company during 2002 will exceed the $1 million threshold.

     Compensation Policy and Overall Objectives. The Company's executive compensation policy is designed to attract, retain and motivate executive officers needed to achieve its strategic objectives and to maximize the Company's performance and shareholder value.

     The Company supports these goals through a compensation strategy of competitive salaries, annual incentives, and long-term incentive opportunities. Compensation consists of both fixed pay elements (base salary and benefits) and performance variable pay elements (annual and long-term incentives) to encourage and reward distinctive contributions to the success of the organization. Salary and benefit levels reflect position responsibilities and strategic importance and are targeted at market median base salary levels. Annual incentive payments are designed to reward for significant contributions to annual financial and strategic non-financial performance, as defined by management, and are targeted to deliver market median levels of total compensation. Long-term incentive opportunities reward key executives for financial and non-financial performance that enhances shareholder value. Long-term incentive opportunities, at the time they were established in 1997, were above market median levels.

     Position responsibilities are the key determinant of fixed pay and individual performance is the key determinant of variable pay. Performance includes consideration of Company results in varying degrees by position level. Performance standards, to the extent possible, are defined and communicated in advance through a clear system of measurable objectives. Performance measures are tailored to the specific responsibilities of each position. Employees will be responsible for and rewarded on the basis of accomplishment of defined results that contribute to the attainment of strategic objectives and performance goals.

     The Company retained an independent compensation consulting firm to assist it in analyzing its executive compensation program for 1997 and thereafter. The consulting firm recommended that the Company adopt a policy of providing a significant percentage of certain executive officers' total compensation based on the Company's performance. In addition, the consultant provided the Compensation Committee with an analysis of senior executive compensation using published survey data for the financial services industry. The Compensation Committee has considered these recommendations and the compensation analysis in establishing the base salaries for the Chief Executive Officer and the other executive officers for 2002 and prior years.

     Base Salary. Each executive officer's base salary, including Mr. Frazer's base salary, is determined based upon a number of factors including the executive officer's responsibilities, contribution to the achievement of the Company's business plan goals, demonstrated leadership skills and overall effectiveness and length of service. Base salaries are also designed to be competitive with those offered in the various markets in which the Company competes for executive talent and are analyzed with a view towards desired base salary levels over a three-year to five-year time period. Each executive officer's salary is reviewed annually and although these and other factors are considered in setting base salaries, no specific weight is given to any one factor. The base salaries are slightly below median competitive levels.

     Cash Bonuses. The Compensation Committee adopted an annual incentive plan, beginning in 1997. The annual incentive plan is designed to focus participants on key performance criteria that are consistent with the Company's short-term business plan and operating goals. Specific objectives of the plan are to establish direct links between performance achievement and awards, provide rewards commensurate with the achievement of specific operating results, and encourage individual effort toward achievement of corporate performance goals.

     Under the annual plan, Mr. Frazer, Ms. Davis and Ms. Dunaway are eligible to participate. Going forward, any additional participants must be recommended by the Chief Executive Officer and approved by the Compensation Committee. Eligibility for bonuses is based on performance and is measured at the corporate and individual levels. Maximum bonuses have been set at 45% of base salary for Mr. Frazer and 20% of base salary for Ms. Davis and Ms. Dunaway. In addition, pursuant to Mr. Oros's employment agreement, Mr. Oros may receive such bonuses, and in such amounts, as the Board shall determine in its sole discretion. The Company did not pay any bonuses to the Named Executive Officers during 2001.

     Long-Term Incentives. Long-term incentives are provided pursuant to the CEO Plan, the 1997 Outside Directors' Plan, the 2001 Outside Directors' Plan, the Incentive Plan and the Deferred Plan. Stock option plans are designed to align executives' and shareholders' interest in the enhancement of shareholder value. Stock options are used by the Company to encourage long-term service by executives. No stock options were granted in 2001 under the CEO Plan or the 1997 Outside Directors' Plan. In November 2001, Messrs. Frazer and Oros were each granted 100,000 options for shares of Common Stock under the Incentive Plan, and the Company's three current outside (non-employee) directors, Messrs. Armstrong, Davis and Halis, were each granted options in June 2001 for 15,000 shares of Common Stock under the 2001 Outside Directors' Plan.

     Severance and Employment Agreements. The Compensation Committee approved severance agreements for Nimrod T. Frazer, Cheryl D. Davis and Amy M. Dunaway in March 1998 (the "Severance Agreements"). The Severance Agreements provide that Nimrod T. Frazer, Cheryl D. Davis and Amy M. Dunaway will receive their base salary for a period of twelve months following a termination of employment, other than for "cause," as defined in the Severance Agreements, or a voluntary termination.

     The Compensation Committee also approved an employment agreement with John
J. Oros in March 2000 (the "Employment Agreement"). The Employment Agreement provides for an initial one year term and automatic renewal for successive one year terms thereafter, subject to earlier termination as provided in the Employment Agreement. The Employment Agreement provides an annual base salary to Mr. Oros of $50,000 and reimbursement of up to $50,000 annually for office related expenses incurred by Mr. Oros in connection with the performance of his duties with the Company. The Employment Agreement also provides that the Board may award to Mr. Oros such bonuses, and in such amounts, as the Board shall determine in its sole discretion. Effective as of March 2, 2001, the Compensation Committee and the Board approved an increase to Mr. Oros's annual base salary to $250,000.

     Chief Executive Officer Compensation. Mr. Frazer does not have an employment agreement with the Company. The Compensation Committee is responsible for determining Mr. Frazer's compensation annually. In fiscal 2000, Mr. Frazer received base compensation of $250,000. Mr. Frazer's base salary was based on, among other things, his responsibilities, his length of service, his contributions to the business and his overall leadership skills.

                                          COMPENSATION COMMITTEE:

                                          T. Wayne Davis, Chairman
                                          T. Whit Armstrong
                                          Jeffrey S. Halis

     THE FOREGOING REPORT SHOULD NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (TOGETHER, THE "ACTS"), EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     As described earlier in this Proxy Statement, the Company has a Compensation Committee of the Board composed of T. Wayne Davis, Chairman, T. Whit Armstrong and Jeffrey S. Halis. None of the members of the Compensation Committee were officers of the Company or had any relationship requiring disclosure under the Commission regulations.

                             AUDIT COMMITTEE REPORT

     The Audit Committee reviews the Company's financial reporting process on behalf of the Board. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for reviewing the Company's quarterly financial statements and for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States.

     Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the opinions and communications of the Company's independent auditors. Accordingly, the Audit Committee's review does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's activities do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with accounting principals generally accepted in the United States of America or that the Company's independent auditors are in fact independent.

     In fulfilling its responsibilities:

     - The Audit Committee reviewed and discussed the audited financial statements contained in the 2001 Annual Report on Commission Form 10-K with the Company's management and the independent auditors.

     - The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

     - The Audit Committee received from the independent auditors written disclosures regarding the auditors' independence, as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with the auditors their independence from the Company and its management.

     In reliance on the reviews and discussions noted above and subject to the limitations set forth above, the Audit Committee approved the inclusion of the audited financial statements in the Company's Annual Report on Commission Form 10-K for the year ended December 31, 2001, for filing with the Commission.

                                          AUDIT COMMITTEE

                                          T. Whit Armstrong, Chairman
                                          T. Wayne Davis
                                          Jeffrey S. Halis

     THE FOREGOING REPORT SHOULD NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE ACTS, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

                               PERFORMANCE GRAPH

     The graph below reflects the cumulative shareholder return (assuming the reinvestment of dividends) on the Common Stock compared to the return on the Center for Research in Security Prices ("CRSP") Total Return Index for the Nasdaq Stock Market (U.S. Companies) (the "Nasdaq Index") and a return on an index made up of companies with comparable market capitalization as of December 31, 1997. Because the Company is still actively searching for additional operating businesses, the Company does not have an identifiable peer group index. The companies that comprise the custom composite index include: AXS-One Inc., Biotransplant, Inc., Craftmade International, Inc., Featherlite, Inc., Hungarian Tel & Cable Corp., Intellicorp, Inc., Iridex Corporation, Mesabi Trust, MFB Corp., Sport-Haley, Inc., Veramark Technologies, Inc. and YouthStream Media Networks. Two companies, Norton Drilling Services, Inc. and Ancor Communications, Incorporated, were removed from the custom composite index as of June 30, 1999 and 2000, respectively, because they were no longer publicly traded companies.

                            CUMULATIVE TOTAL RETURN
              BASED ON INITIAL INVESTMENT OF $100 ON APRIL 1, 1997
                           WITH DIVIDENDS REINVESTED

                              (PERFORMANCE GRAPH)

----------------------------------------------------------------------------------------------------------------------------------
                       APR-97    JUN-97    DEC-97    JUN-98    DEC-98    JUN-99    DEC-99    JUN-00    DEC-00    JUN-01    DEC-01
----------------------------------------------------------------------------------------------------------------------------------
 Enstar Group Inc.      $100      $110      $105      $137      $125      $149      $125      $140      $143      $181      $227
 Nasdaq US              $100      $119      $130      $156      $183      $225      $341      $333      $205      $180      $163
 Custom Composite
  Index (14 Stocks)     $100      $106      $111      $107      $101      $206      $370      $193      $105      $118      $119

Source: Georgeson Shareholder Communications Inc.

     THE PERFORMANCE GRAPH SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE ACTS, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

                              CERTAIN TRANSACTIONS

     During 2001, in connection with the acquisition of a 33 1/3% economic interest in Castlewood Holdings Limited ("Castlewood Holdings") and 50% of the voting stock of Castlewood Holdings (the "Castlewood

Holdings Transaction"), the Company entered into stock purchase and stock option agreements with Nimrod T. Frazer, the Company's Chairman of the Board and Chief Executive Officer, and John J. Oros, the Company's President and Chief Operating Officer. The agreements proposed to (a) sell a total of 100,000 shares (50,000 per individual) of the Company's Common Stock at $19.25 per share and (b) grant options under the Incentive Plan to purchase a total of 100,000 additional shares (50,000 per individual) at $19.25 per share to Messrs. Frazer and Oros. The options vest on various dates from the date of consummation of the Castlewood Holdings Transaction through July 2004 and may not be exercised prior to September 2002.

     During 2001, the Company also entered into agreements with Messrs. Frazer and Oros to (a) sell a total of 100,000 shares (50,000 per individual) of the Company's Common Stock at $18.00 per share and (b) grant options under the Incentive Plan to purchase a total of 100,000 additional shares (50,000 per individual) at $18.00 per share in connection with the acquisition of two reinsurance companies, River Thames Insurance Company Limited, based in London, England, and Overseas Reinsurance Corporation Limited, based in Bermuda, (collectively, the "River Thames Transaction") from Rivers Group Limited and Sedgwick Group Limited. These options vest on various dates from the date of consummation of the River Thames Transaction through July 2004 and may not be exercised prior to June 2002. After the closing of the Castlewood Holdings Transaction and the River Thames Transaction in November 2001, the Company received a total of approximately $3.7 million from Messrs. Frazer and Oros in payment for the 200,000 shares (100,000 per individual) under the above mentioned agreements. Since the market price per share of the Company's Common Stock on the closing date of the Castlewood Holdings Transaction and the River Thames Transaction exceeded the selling prices, the Company recognized a charge to earnings in 2001 of approximately $855,000 relating to these shares. In addition, the market price per share of the Company's Common Stock on the date of grant of the above mentioned stock options exceeded the exercise prices, resulting in a charge to earnings in 2001 of approximately $232,000. The Company will recognize additional charges to earnings over the remaining vesting period of these options totaling approximately $623,000.

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                                    (ITEM 2)

     The Board has appointed the firm of Deloitte & Touche LLP to serve as independent auditors of the Company for the year ending December 31, 2002, subject to ratification of this appointment by the shareholders of the Company. Deloitte & Touche LLP has served as independent auditors of the Company since 1990 and is considered by management of the Company to be well qualified. The Company has been advised by Deloitte & Touche LLP that neither it nor any member thereof has any financial interest, direct or indirect, in the Company or any of its subsidiaries in any capacity. One or more representatives of Deloitte & Touche LLP will be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

AUDIT FEES

     The aggregate fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte") for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were approximately $72,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION

     No fees for financial information systems design and implementation were billed during the year ended December 31, 2001.

ALL OTHER FEES

     Aggregate fees billed by Deloitte for services rendered to the Company, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation", for the fiscal year ended December 31, 2001, were approximately $119,000, including audit related services of approximately $53,000 and tax services of $66,000.

     The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the auditor's independence.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board recommends a vote FOR the proposal to ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for 2002.

                                 OTHER MATTERS

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires officers and directors of the Company and persons who beneficially own more than ten percent of the Company's Common Stock to file with the Commission certain reports, with respect to each such person's beneficial ownership of the Company's equity securities, including statements of changes in beneficial ownership on Form 4. In addition, Item 405 of Regulation S-K requires the Company to identify in its Proxy Statement each reporting person that failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the most recent fiscal year or prior fiscal years. In 2001, all of the Company's reporting persons filed their Section 16(a) reports on a timely basis, except T. Wayne Davis, who failed to file on a timely basis a Form 4 for the month ending December 31, 2001, to report the purchase of 5,500 shares of Common Stock in the open market in six transactions during December 2001.

ANNUAL REPORT ON FORM 10-K; INCORPORATION BY REFERENCE

     The Company has provided herewith to each shareholder as of the Record Date a copy of the Company's Annual Report on Commission Form 10-K for the year ended December 31, 2001, including the financial statements and financial statement schedules, as filed with the Commission, except exhibits thereto (other than Exhibit 99.1). The Company will provide copies of the exhibits, should they be requested by eligible shareholders, and the Company may impose a reasonable fee for providing such exhibits. Requests for copies of such exhibits should be mailed to:

                                          THE ENSTAR GROUP, INC.
                                          401 Madison Avenue
                                          Montgomery, Alabama 36104
                                          Attention: Amy M. Dunaway
                                                     Treasurer and Controller

     "The Enstar Group, Inc. Private Securities Litigation Reform Act of 1995 Safe Harbor Compliance Statement For Forward-Looking Statements", attached as
Exhibit 99.1 to the Form 10-K accompanying this Proxy Statement, is hereby incorporated herein and in the other materials provided with this Proxy Statement by reference thereto.

SHAREHOLDER NOMINATIONS FOR ELECTION OF DIRECTORS

     Under the Company's Articles of Incorporation and Bylaws, only persons nominated in accordance with the procedures set forth therein will be eligible for election as directors. Shareholders are entitled to nominate persons for election to the Board only if the shareholder is otherwise entitled to vote generally in the election of directors and only if timely notice in writing is sent to the Secretary of the Company. To be timely, a shareholder's notice must be received at the principal executive offices of the Company at least 60 days but not more than 90 days prior to the annual meeting. Such shareholder's notice should set forth (i) the qualifications of the nominee and the other information that would be required to be disclosed in connection with the solicitation of proxies for the election of directors pursuant to Regulation 14(a) under the Exchange Act and (ii) with respect to such shareholder giving such notice, (a) the name and address of such shareholder and (b) the number of shares of Common Stock beneficially owned by such shareholder. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a director of the Company.

SHAREHOLDER PROPOSALS

     Any shareholder proposals intended to be presented at the Company's 2003 Annual Meeting of Shareholders must be received no later than December 26, 2002 in order to be considered for inclusion in the Proxy Statement and form of proxy to be distributed by the Board in connection with such meeting. Notice of any shareholder proposals intended to be presented at the Company's 2003 Annual Meeting of Shareholders submitted outside the processes of Rule 14a-8 discussed above must be received no later than March 11, 2003 to be considered timely.

EXPENSES OF SOLICITATION

     The cost of solicitation of proxies by the Board in connection with the Annual Meeting will be borne by the Company. As part of its services as the Company's transfer agent, American Stock Transfer & Trust Company will assist in the solicitation of proxies. No specific fee has been allocated to services provided in connection with the solicitation of proxies. The Company will reimburse brokers, fiduciaries and custodians for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of Common Stock held in their names.

                                          By Order of the Board of Directors

                                          /s/ Cheryl D. Davis
                                          CHERYL D. DAVIS
                                          Chief Financial Officer,
                                          Vice-President of
                                          Corporate Taxes and Secretary

                             THE ENSTAR GROUP, INC.
               PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
                 ANNUAL MEETING OF SHAREHOLDERS ON JUNE 3, 2002


The undersigned hereby appoints Nimrod T. Frazer and Cheryl D. Davis, and each of them, proxies, with full power of substitution and resubstitution, for and in the name of the undersigned, to vote all shares of Common Stock of The Enstar Group, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on Monday, June 3, 2002, at 10:00 a.m., local time, at the Embassy Suites Hotel at 300 Tallapoosa Street, Montgomery, Alabama 36104, or at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before the Annual Meeting or any adjournment thereof. Said proxies are directed to vote on the matters described in the Notice of Annual Meeting of Shareholders and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before the meeting or any adjournment thereof.

(1) To elect two (2) directors to three-year terms expiring at the 2005 annual meeting of shareholders or until their successors are duly elected and qualified:


[ ]      FOR all nominees              [ ]      WITHHOLD AUTHORITY to vote for
         (except as marked                      all nominees listed
         below to the contrary)

         Nominees:
         Nimrod T. Frazer
         John J. Oros


(INSTRUCTIONS: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE)


(2) To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company to serve for 2002.


         [ ] FOR           [ ] AGAINST          [ ]ABSTAIN


                (Continued, and to be signed, on the other side)

                          (Continued from other side)


THIS PROXY WILL BE VOTED AS INDICATED, BUT IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2.


                                    Date:                                , 2002
                                         -------------------------------

                                    -------------------------------------------

                                    -------------------------------------------

                                    Please sign exactly as your name or names appear hereon. For more than one owner as shown above, each should sign. When signing in a fiduciary or representative capacity, please give full title. If this proxy is submitted by a corporation, it should be executed in the full corporate name by a duly authorized officer, if a partnership, please sign in partnership name by authorized person.


PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ON JUNE 3, 2002. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.